Exhibit 10.1

AMENDMENT NO. 1 TO CONTRIBUTION AGREEMENT

THIS AMENDMENT (this “Amendment”), dated as of October 14, 2010, is made and entered into by and among The National Labor College, a Delaware not-for-profit corporation (“NLC”), The Princeton Review, Inc., a Delaware corporation (“TPR”), and NLC-TPR Services, LLC, a Delaware limited liability company (“Services LLC”).

WHEREAS, NLC, TPR and Services LLC are parties to that certain Contribution Agreement, dated as of April 20, 2010 (the “Contribution Agreement”), and that certain Limited Liability Company Agreement of NLC-TPR Services, LLC, dated as of April 20, 2010 (the “LLC Agreement”);

WHEREAS, pursuant to the Contribution Agreement and the LLC Agreement, the parties have caused Services LLC to be formed in order to implement a strategic relationship between NLC and TPR; and

WHEREAS, the parties desire to amend certain provisions of the Contribution Agreement as set forth below;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein made, the parties hereby agree as follows:

1.	Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Contribution Agreement.

2.	Notwithstanding any provision of the Contribution Agreement to the contrary, the Contribution Agreement shall be amended as follows:

(a)	The definition of “Working Capital Cut-Off Date” set forth in Article I of the Contribution Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Working Capital Cut-Off Date” means December 31, 2015.

(b)	Section 2.2(a)(iv) of the Contribution Agreement is hereby amended by replacing the words “July 1, 2011” with “January 1, 2012.”

(c)	Section 2.2(a)(v) of the Contribution Agreement is hereby amended by replacing the words “July 1, 2012” with “January 1, 2013.”

(d)	Section 2.2(b) of the Contribution Agreement is hereby amended by replacing each reference to “October 31, 2010” in such section with “March 31, 2011.”

(e)	Section 2.2(c)(i) of the Contribution Agreement is hereby amended by deleting such provision in its entirety and replacing it with the following:

“(i) up to an aggregate amount not to exceed Twelve Million Two Hundred Fifty Thousand Dollars ($12,250,000) (the “Working Capital Cap”) as determined by the Board of Managers of Services LLC in accordance with and as contemplated under the Initial Budget; provided, however, upon the request of Services LLC, TPR shall advance TPR Working Capital Contributions in excess of the amounts contemplated by the Initial Budget, provided such excess TPR Working Capital Contributions shall not exceed, at any time, five hundred thousand dollars ($500,000), and TPR’s obligation to advance TPR Working Capital Contributions shall never exceed the Working Capital Cap,”

(f)	Section 2.2(e) of the Contribution Agreement is hereby amended as follows: (1) by replacing all references to “October 31, 2010” in such section with “March 31, 2011” and (2) by adding the following sentence to the end of such section:

For the avoidance of doubt, during the occurrence of any event referenced in this Section 2.2(e) that leads to the suspension of the obligation to make TPR Advance Contributions or a TPR Working Capital Contribution, TPR may, in its sole discretion, make any TPR Advance Contribution and/or any TPR Working Capital Contribution in whole or in part, and by doing so, it shall not be deemed to have waived its right at any time that such event is occurring to once again suspend its payments.

(g)	Exhibit A of the Contribution Agreement (which is the form of the LLC Agreement) is hereby amended to conform to the amendments to the LLC Agreement that are set forth in Attachment A to this Amendment.

(h)

Exhibit B of the Contribution Agreement (which is the form of the Initial Budget) is hereby amended as follows: (1) the respective references to each fiscal year quarter set forth in the “NLC Working Capital Summary” table in Exhibit B are hereby amended to refer instead to the corresponding fiscal quarter that is six (6) months after the fiscal quarter originally referenced therein (it being understood, however, that credits shall be applied to reflect the TPR Working Capital Contributions that have been funded to date); (2) the April 2010 to August 2010 time period referenced in each of the “NLC Profit and Loss 2010 & 2011”, “NLC Cash Flow 2010 & 2011” and “NLC Detailed Cash Flow 2010 & 2011” tables (such tables, collectively, the “Initial Budget Financial Tables”) in Exhibit B is hereby amended to refer instead to the April 2010

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to February 2011 time period; (3) the September 2010 to December 2010 time period referenced in each of the Initial Budget Financial Tables in Exhibit B is hereby amended to refer instead to the March 2011 to June 2011 time period; (4) the Year 2 - 2011 time period referenced in each of the Initial Budget Financial Tables in Exhibit B is hereby amended to refer instead to the period from July 2011 to June 2012; and the parties hereby further agree that the foregoing temporal adjustments shall apply for all purposes. Exhibit B is further amended by deleting the “Working Capital Contribution Schedule” table in its entirety.

3.	Each of the parties hereby consents to the amendments set forth above in accordance with Section 9.7 of the Contribution Agreement.

4.	Except as expressly modified herein, the Contribution Agreement shall continue to be, and shall remain, in full force and effect and the valid and binding obligations of the parties thereto in accordance with its terms. All references in the Contribution Agreement to “this Agreement” and words of similar import, and all references to the Contribution Agreement in any other agreement, document or instrument, shall be deemed to mean the Contribution Agreement as modified and amended by this Amendment, and it shall not be necessary to refer to this Amendment in any such other agreement, document or instrument.

5.	THIS AMENDMENT IS GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND THE DELAWARE LIMITED LIABILITY COMPANY ACT, DELAWARE CODE, TITLE 6, SECTIONS 18-101, ET SEQ. AS IN EFFECT FROM TIME TO TIME, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

6.	This Amendment may be amended only by the prior written consent of each of the parties hereto. This Amendment shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their successors and assigns, as permitted under the Contribution Agreement. All notices and other communications provided for hereunder shall be given in the same manner as set forth in the Contribution Agreement. This Amendment may be executed by facsimile or pdf signatures and in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Amendment as of the date first above written.

THE NATIONAL LABOR COLLEGE

By:	/s/ Paula E. Peinovich
Name: Paula E. Peinovich
Title: President

THE PRINCETON REVIEW, INC.

By:	/s/ Neal S. Winneg
Name: Neal S. Winneg
Title: General Counsel

NLC-TPR SERVICES, LLC

By:	/s/ Daniel Conrad
Name: Daniel Conrad
Title: Chief Technology Officer/
Chief Operating Officer

Attachment A

AMENDMENT NO. 1 TO

LIMITED LIABILITY COMPANY AGREEMENT OF

NLC-TPR SERVICES, LLC

THIS AMENDMENT (this “Amendment”), dated as of October 14, 2010, is made and entered into by and among The National Labor College, a Delaware not-for-profit corporation (“NLC”), The Princeton Review, Inc., a Delaware corporation (“TPR”), and NLC-TPR Services, LLC, a Delaware limited liability company (“Services LLC”).

WHEREAS, NLC, TPR and Services LLC are parties to that certain Contribution Agreement, dated as of April 20, 2010 (the “Contribution Agreement”), and that certain Limited Liability Company Agreement of NLC-TPR Services, LLC, dated as of April 20, 2010 (the “LLC Agreement”);

WHEREAS, pursuant to the Contribution Agreement and the LLC Agreement, the parties have caused Services LLC to be formed in order to implement a strategic relationship between NLC and TPR; and

WHEREAS, the parties desire to amend certain provisions of the LLC Agreement as set forth below;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein made, the parties hereby agree as follows:

7.	Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the LLC Agreement.

8.	Notwithstanding any provision of the LLC Agreement to the contrary, the LLC Agreement shall be amended as follows:

(a)	Section 7.2.1 of the LLC Agreement is hereby amended by (1) replacing the reference to “December 31, 2013” in such section with “December 31, 2014”, and (2) replacing the reference to “December 31, 2014” in such section with “December 31, 2015”.

(b)	Section 9.3 of the LLC Agreement is hereby amended by deleting the first two sentences thereof in their entirety and replacing them with the following:

The Initial Budget for Services LLC is attached hereto as Exhibit B. For the six-month period commencing on July 1, 2012 and for each Fiscal Year commencing thereafter, the Chief Technology Officer/Chief Operating Officer, or other appropriate Senior Executive Officer, shall cause to be prepared a draft Operating Budget for Services LLC for such

Fiscal Year (or portion thereof, in the case of the six-month period commencing on July 1, 2012), which shall be submitted, by no later than October 31 of the immediately preceding Fiscal Year, for initial review and comment to TPR.

(c)	Exhibit B of the LLC Agreement (which is the form of the Initial Budget) is hereby amended as follows: (1) the respective references to each fiscal year quarter set forth in the “NLC Working Capital Summary” table in Exhibit B are hereby amended to refer instead to the corresponding fiscal quarter that is six (6) months after the fiscal quarter originally referenced therein (it being understood, however, that credits shall be applied to reflect the TPR Working Capital Contributions that have been funded to date); (2) the April 2010 to August 2010 time period referenced in each of the Initial Budget Financial Tables in Exhibit B is hereby amended to refer instead to the April 2010 to February 2011 time period; (3) the September 2010 to December 2010 time period referenced in each of the Initial Budget Financial Tables in Exhibit B is hereby amended to refer instead to the March 2011 to June 2011 time period; (4) the Year 2 - 2011 time period referenced in each of the Initial Budget Financial Tables in Exhibit B is hereby amended to refer instead to the period from July 2011 to June 2012; and the parties hereby further agree that the foregoing temporal adjustments shall apply for all purposes. Exhibit B is further amended by deleting the “Working Capital Contribution Schedule” table in its entirety.

9.	Each of the parties hereby consents to the amendments set forth above in accordance with Section 13.6 of the LLC Agreement.

10.	Except as expressly modified herein, the LLC Agreement shall continue to be, and shall remain, in full force and effect and the valid and binding obligations of the parties thereto in accordance with its terms. All references in the LLC Agreement to “this Agreement” and words of similar import, and all references to the LLC Agreement in any other agreement, document or instrument, shall be deemed to mean the LLC Agreement as modified and amended by this Amendment, and it shall not be necessary to refer to this Amendment in any such other agreement, document or instrument.

11.

THIS AMENDMENT IS GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND THE DELAWARE LIMITED LIABILITY COMPANY ACT, DELAWARE CODE, TITLE 6, SECTIONS 18-101, ET SEQ. AS IN EFFECT FROM TIME TO TIME, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE

THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

12.	This Amendment may be amended only by the prior written consent of each of the parties hereto. This Amendment shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their successors and assigns, as permitted under the LLC Agreement. All notices and other communications provided for hereunder shall be given in the same manner as set forth in the LLC Agreement. This Amendment may be executed by facsimile or pdf signatures and in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Amendment as of the date first above written.

THE NATIONAL LABOR COLLEGE

By:	/s/ Paula E. Peinovich
Name: Paula E. Peinovich
Title: President

THE PRINCETON REVIEW, INC.

By:	/s/ Neal S. Winneg
Name: Neal S. Winneg
Title: General Counsel

NLC-TPR SERVICES, LLC

By:	/s/ Daniel Conrad
Name: Daniel Conrad
Title: Chief Technology Officer/ Chief Operating Officer

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